UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

Pre-Paid Legal Services, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-09293	73-1016728
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Pre-Paid Way Ada, OK	74820
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (580) 436-1234

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 28, 2008, Pre-Paid Legal Services, Inc. (the “Company”) issued a press release announcing its earnings and operating results for the three months ended June 30, 2008. A copy of the release is included as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits

The following exhibits are included with this report:

Exhibit No.	Description
99.1	Company Press Release dated July 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pre-Paid Legal Services, Inc.

By: /s/ Randy Harp
Randy Harp, Chief Operating Officer

Date: July 28, 2008